Subsequent Events	12 Months Ended
Dec. 31, 2017
Subsequent Events [Abstract]
Subsequent Events

NOTE 14 – SUBSEQUENT EVENTS

In two closings January 31, 2018 and February 2, 2018, the Company completed its initial public offering (“IPO”) of 4,000,000 of its Class A ordinary shares at $5 per share for a total of $20,000,000 in gross proceeds before expenses and underwriting commissions. The Company’s Class A ordinary shares began trading on February 5, 2018 on the NASDAQ Capital Market under the ticker symbol “SSLJ”. In connection with the IPO, the Company also issued to the Underwriter warrants to purchase in aggregated of 200,000 Class A ordinary shares, which is equal to 5% of the Class A ordinary shares sold in the IPO. The warrants are exercisable at any time, and from time to time, in whole or in part, during the period commencing 180 days from the effective date of the Registration Statement for a period of five years thereafter. The exercisable price is $6.0 per share, equal to 120% of the public offering price in the IPO and may also be exercisable on a cashless basis. Management determined that these warrants are equity instruments because the warrants are both a) indexed to its own stock; and b) meet the requirements for equity classification. The warrants were subsequently recorded at their fair value on the date of grant as a component of stockholders’ equity. The fair value of the warrant was $567,700. The fair value was estimated using the Black-Scholes pricing model with the following weighted-average assumptions: risk free rate of 2.25%; expected term of 5 years; exercise price of the warrants of $6.0; volatility of 72.5%; and expected future dividends of nil.

On February 5, 2018, the SSLJ board of directors approved to increase the registered capital of SSLJ Management to $20 million.